EXHIBIT (g)(2)

                                  AMENDMENT TO
                AMENDED AND RESTATED CUSTODIAN SERVICES AGREEMENT

                                  AMENDMENT TO
                                  ------------
                AMENDED AND RESTATED CUSTODIAN SERVICES AGREEMENT
                -------------------------------------------------

         This Amendment is an amendment to the Amended and Restated Custodian Services Agreement between Phoenix Insight Funds Trust (formerly Harris Insight Funds Trust) (the "Fund") and PFPC Trust Company ("PFPC Trust") dated as of February 2, 2004 (the "Agreement"). The date of this Amendment is as of April 16, 2007.

         WHEREAS, the Fund and PFPC Trust are parties to the Agreement; and

         WHEREAS, the Fund and PFPC Trust wish to amend the Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and agreements set forth in this document and of the revisions to the sub-custodian structure relating to the Fund, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Schedule I of the Agreement shall be amended and restated in its entirety as set forth in the Schedule I attached to this Amendment (as such Schedule I may be amended as set forth in Section 17 of the Agreement).

2.   The following language shall be added at the end of Section 13(a) of the
     Agreement: "; provided that the liability of PFPC Trust in connection with any loss of assets shall not exceed the fair market value of such assets at the time of such willful misfeasance, bad faith, negligence or reckless disregard".

3.   The word ", general" shall be added immediately after the word "special" in
     Section 13(c) of the Agreement.

4. Section 14(m) of the Agreement shall be amended and restated in its entirety as follows: "(m) Crediting of Accounts. PFPC Trust may in its sole discretion credit an Account with respect to income, dividends, distributions, coupons, option premiums, other payments or similar items prior to PFPC Trust's actual receipt thereof, and in addition PFPC Trust may in its sole discretion credit or debit the assets in an Account on a contractual settlement date with respect to any sale, exchange or purchase applicable to the Account (provided that PFPC Trust may reverse any such credit or debit if it determines in its absolute discretion that the transaction with respect to which the credit or debit was made has failed). If PFPC Trust credits an Account with respect to (a) income, dividends, distributions, coupons, option premiums, other payments or similar items on a contractual payment date or otherwise in advance of PFPC Trust's actual receipt of the amount due, (b) the proceeds of any sale or other disposition of assets on the contractual settlement date or otherwise in advance of PFPC Trust's actual receipt of the amount due or (c) provisional crediting of any amounts due, and (i) PFPC Trust is subsequently unable for whatever reason to collect full, final and irreversible payment in immediately available funds for the amounts so credited within a reasonable time period or (ii) pursuant to standard industry practice, law or regulation the amounts so credited are subject to a security interest, levy or other encumbrance or PFPC Trust is required to repay to a third party such amounts so credited, PFPC Trust shall have the absolute right in its sole discretion without demand to reverse any such credit or payment, to debit or deduct the amount of such credit or payment from the Account, and to otherwise pursue recovery of any such amounts so credited from the Fund. Nothing in this Agreement or otherwise shall require PFPC Trust to make any advances or to credit any amounts until PFPC Trust's actual receipt thereof. Advances shall be payable on demand. The Fund hereby grants to PFPC Trust and to each sub-custodian utilized by PFPC Trust in connection with providing services to the Fund a first priority contractual possessory security interest in and a right of setoff against the assets maintained in an Account hereunder in the amount necessary to secure the return and payment to PFPC Trust and to each such sub-custodian of any advance or credit made by PFPC Trust and/or by such sub-custodian (including charges related thereto) to such Account; such first priority contractual possessory security interest in and right of setoff against the assets maintained in an Account hereunder shall be free of any right of redemption or prior claim of the Fund or any other entity and shall be subject to no setoffs, counterclaims or other liens or grants by the Fund or any other entity prior to or on a parity therewith, and the Fund shall take such reasonable additional steps as PFPC Trust may require to assure such priority. Without limiting any other rights of PFPC Trust under this Agreement, PFPC Trust may assign any rights it has under this
     Section 14(m) to any sub-custodian utilized by PFPC Trust in connection with providing services to the Fund."

5. The second sentence of Section 16 of the Agreement shall be amended and restated in its entirety as follows: "Notice shall be addressed (a) if to PFPC Trust at 8800 Tinicum Boulevard, Philadelphia, PA 19153, marked for the attention of the Mutual Fund Custody Department (or such other address as PFPC Trust may inform the Fund in writing) or (b) if to the Fund at 56 Prospect Street, Hartford, CT 06115 (or such other address as the Fund may inform PFPC Trust in writing)."

6.   The following language shall be added as a new Section 21(g) of the
     Agreement: "(g) The Fund hereby represents and warrants to PFPC Trust that
     (i) the terms of this Agreement, (ii) the fees and expenses associated with this Agreement, and (iii) any benefits accruing to PFPC Trust or to the adviser or sponsor or other affiliate of the Fund in connection with this Agreement, including but not limited to any fee waivers, conversion cost reimbursements, float benefits, up front payments, signing payments or periodic payments relating to this Agreement have been fully disclosed to the Board of Trustees of the Fund and that, if required by applicable law, such Board of Trustees has approved or will approve the terms of this Agreement, any such fees and expenses, and any such benefits."

Agreed:

Phoenix Insight Funds Trust                          PFPC Trust Company


By:  /s/Francis G. Waltman                 By:     /s/ Patrick Schaffer
    --------------------------------          ----------------------------------

Name:  Francis G. Waltman                 Name:    Patrick Schaffer
     -------------------------------              ------------------------------

Title: Senior Vice President              Title:   Vice President and Director
      ------------------------------              ------------------------------

                                   SCHEDULE I


--------------------------------------------------------------------------------
COUNTRY/MARKET               SUBCUSTODIAN(S)
---------------------------- ---------------------------------------------------
Argentina                    Citibank, N.A.
---------------------------- ---------------------------------------------------
Australia                    Citibank Pty Limited
---------------------------- ---------------------------------------------------
Austria                      Citibank N.A (through Milan)
---------------------------- ---------------------------------------------------
Bahrain                      HSBC Bank Middle East Ltd
---------------------------- ---------------------------------------------------
Bangladesh                   Standard Chartered Bank
---------------------------- ---------------------------------------------------
Belgium                      Fortis Bank (Nederland) NV
---------------------------- ---------------------------------------------------
Bermuda                      Bank of Bermuda
---------------------------- ---------------------------------------------------
Botswana                     Barclays Bank of Botswana Limited
---------------------------- ---------------------------------------------------
Brazil                       Citibank, N.A.
---------------------------- ---------------------------------------------------
Bulgaria                     ING NV Sofia Branch
---------------------------- ---------------------------------------------------
Canada                       Citibank Canada
---------------------------- ---------------------------------------------------
Chile                        Citibank, N.A.
---------------------------- ---------------------------------------------------
China - Shanghai             Citibank, N.A.
---------------------------- ---------------------------------------------------
China - Shenzhen             Citibank, N.A.
---------------------------- ---------------------------------------------------
Colombia                     Cititrust Colombia S.A
---------------------------- ---------------------------------------------------
Croatia                      Privredna Banka Zagreb Dd.
---------------------------- ---------------------------------------------------
Cyprus                       Hellenic Bank Ltd
---------------------------- ---------------------------------------------------
Czech Republic               Citibank, AS
---------------------------- ---------------------------------------------------
Denmark                      Nordea Bank Danmark A/S
---------------------------- ---------------------------------------------------
Dubai (U.A.E.)               The Hongkong & Shanghai Banking Corp
---------------------------- ---------------------------------------------------
Egypt                        Citibank, N.A.
---------------------------- ---------------------------------------------------
Estonia                      Hansabank Ltd
---------------------------- ---------------------------------------------------
Finland                      Nordea Bank Finland Plc
---------------------------- ---------------------------------------------------
France                       Citibank International Plc.
---------------------------- ---------------------------------------------------
Germany                      Citigroup Global Markets Deutschland AG & Co. KgaA
---------------------------- ---------------------------------------------------
Greece                       Citibank International Plc.
---------------------------- ---------------------------------------------------
Hong Kong                    Citibank, N.A.
---------------------------- ---------------------------------------------------
Hungary                      Citibank Zrt
---------------------------- ---------------------------------------------------
Iceland                      Kaupthing Bank (Arion Custody Services)
---------------------------- ---------------------------------------------------
India                        Citibank, N.A.
---------------------------- ---------------------------------------------------
Indonesia                    Citibank, N.A.
---------------------------- ---------------------------------------------------
Ireland                      Citibank International Plc
---------------------------- ---------------------------------------------------
Israel                       Bank Hapoalim
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY/MARKET               SUBCUSTODIAN(S)
---------------------------- ---------------------------------------------------
Italy                        Citibank, N.A.
---------------------------- ---------------------------------------------------
Japan                        Citibank N.A.
---------------------------- ---------------------------------------------------
Jordan                       Arab Bank.
---------------------------- ---------------------------------------------------
Kazakhstan                   SB HSBC Kazakhstan JSC
---------------------------- ---------------------------------------------------
Korea                        Citibank Korea, Inc.
---------------------------- ---------------------------------------------------
Kuwait                       HSBC Bank Middle East Ltd.
---------------------------- ---------------------------------------------------
Latvia                       Hansabank
---------------------------- ---------------------------------------------------
Lebanon                      HSBC Bank Middle East Ltd.
---------------------------- ---------------------------------------------------
Lithuania                    HansaBank
---------------------------- ---------------------------------------------------
Malaysia                     Citibank Berhad
---------------------------- ---------------------------------------------------
Mauritius                    HSBC
---------------------------- ---------------------------------------------------
Malta                        HSBC Bank Malta plc
---------------------------- ---------------------------------------------------
Mexico                       Banamex  S.A.
---------------------------- ---------------------------------------------------
Morocco                      Banque Commerciale du Maroc
---------------------------- ---------------------------------------------------
Netherlands                  Citibank, N.A.
---------------------------- ---------------------------------------------------
New Zealand                  Citibank Nominees (New Zealand) Limited
---------------------------- ---------------------------------------------------
Norway                       Nordea Bank Norge ASA
---------------------------- ---------------------------------------------------
Oman                         HSBC Bank Middle East Ltd.
---------------------------- ---------------------------------------------------
Pakistan                     Citibank, N.A.
---------------------------- ---------------------------------------------------
Palestine Autonomous Area    HSBC Bank Middle East Ltd.
---------------------------- ---------------------------------------------------
Peru                         Citibank del Peru S.A.
---------------------------- ---------------------------------------------------
Philippines                  Citibank, N.A.
---------------------------- ---------------------------------------------------
Poland                       Bank Handlowy w Warszawie S.A.
---------------------------- ---------------------------------------------------
Portugal                     Citibank International Plc
---------------------------- ---------------------------------------------------
Qatar                        HSBC Bank Middle East Ltd.
---------------------------- ---------------------------------------------------
Romania                      Citibank Romania S.A
---------------------------- ---------------------------------------------------
Russia                       ZAO Citibank
---------------------------- ---------------------------------------------------
Saudi Arabia                 The Saudi British Bank Ltd., Riyadh
---------------------------- ---------------------------------------------------
Singapore                    Citibank, N.A.
---------------------------- ---------------------------------------------------
Slovak Republic              Citibank (Slovakia) a.s.
---------------------------- ---------------------------------------------------
Slovenia                     Bank Austria
---------------------------- ---------------------------------------------------
South Africa                 First National Bank of South Africa Limited
---------------------------- ---------------------------------------------------
Spain                        Citibank International Plc
---------------------------- ---------------------------------------------------
Sri Lanka                    Citibank, N.A.
---------------------------- ---------------------------------------------------
Sweden                       SEB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY/MARKET               SUBCUSTODIAN(S)
---------------------------- ---------------------------------------------------
Switzerland                  Citibank, N.A.
---------------------------- ---------------------------------------------------
Taiwan                       Citibank, N.A.
---------------------------- ---------------------------------------------------
Thailand                     Citibank, N.A.
---------------------------- ---------------------------------------------------
Tunisia                      Banque Internationale Arabe de Tunisie
---------------------------- ---------------------------------------------------
Turkey                       Citibank A.S.
---------------------------- ---------------------------------------------------
Ukraine                      ING Bank
---------------------------- ---------------------------------------------------
United Kingdom               Citibank, N.A.
---------------------------- ---------------------------------------------------
United States                Citibank, N.A.
---------------------------- ---------------------------------------------------
Venezuela                    Citibank, N.A.
---------------------------- ---------------------------------------------------
Vietnam                      Citibank, N.A.
---------------------------- ---------------------------------------------------
Zimbabwe                     Barclays Bank of Zimbabwe Limited
--------------------------------------------------------------------------------

*Assets maintained in a particular Country/Market may be maintained only at the Subcustodian(s) listed for that Country/Market*